SCHEDULE 14A

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TORRENT ENERGY CORPORATION

(Name of Registrant as Specified in Its Charter)

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TORRENT ENERGY CORPORATION

600 – 666 Burrard Street

Vancouver, British Columbia

Canada V6C 2X8

October 19, 2005

To the Stockholders of Torrent Energy Corporation:

You are cordially invited to attend the annual meeting of stockholders of Torrent Energy Corporation, a Colorado corporation, on Tuesday, November 22, 2005, at 3:00 p.m. (local time) at the Red Lion Hotel, 1313 North Bayshore Drive #1, Coos Bay, Oregon 97420.

The notice of annual meeting of stockholders and proxy statement, which describe the formal business to be conducted at the meeting, are enclosed with this letter.

After reading the proxy statement, please promptly mark, sign and return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. Alternatively, you may vote by telephone or internet, by following the instructions set out on the reverse side of the enclosed proxy card. Regardless of the number of shares of stock you own, your careful consideration of, and vote on, the matters before our stockholders are important.

Copies of our Annual Report on Form 10-KSB for the year ended March 31, 2005 and our Quarterly Report on Form 10-QSB for the period ended June 30, 2005 are also enclosed with this letter.

The board of directors and management look forwarding to seeing you at the annual meeting.

Sincerely,

/s/ Mark Gustafson

Mark Gustafson

President, Chief Executive Officer,

Acting Chief Financial Officer and Director

TORRENT ENERGY CORPORATION

600 – 666 Burrard Street

Vancouver, British Columbia

Canada V6C 2X8

Notice of Annual Meeting of Stockholders

to be Held on November 22, 2005

To the Stockholders of Torrent Energy Corporation:

NOTICE IS HEREBY GIVEN that Torrent Energy Corporation, a Colorado corporation, will hold its annual meeting of stockholders on Tuesday, November 22, 2005 at 3:00 p.m. (local time) at the Red Lion Hotel, 1313 North Bayshore Drive #1, Coos Bay, Oregon 97420. The annual meeting is being held for the following purposes:

1.	To elect Mark Gustafson, John D. Carlson and George L. Hampton III to serve as directors of our company;
2.	To ratify the appointment of Ernst & Young LLP as the independent auditors of our company for the year ended March 31, 2005.
3.

To approve the amended 2005 equity incentive plan of our company to increase the maximum number of shares of our common stock reserved for issuance under the plan, including options currently outstanding, from 2,000,000 shares to 2,500,000 shares.

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote “for” each of the nominees and vote “for” each proposal.

Our board has fixed the close of business on October 19, 2005 as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement of the annual meeting. At the annual meeting, each holder of record of shares of common stock, $0.001 par value per share, will be entitled to vote one vote per share of common stock held on each matter properly brought before the annual meeting.

Dated: October 19, 2005.

By Order of the Board of Directors,

/s/ Mark Gustafson

Mark Gustafson

President, Chief Executive Officer,

Acting Chief Financial Officer and Director

IMPORTANT: Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. Alternatively, you may vote by telephone or internet, by following the instructions set out on the reverse side of the enclosed proxy card. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

TORRENT ENERGY CORPORATION

600 – 666 Burrard Street

Vancouver, British Columbia

Canada V6C 2X8

Proxy Statement for the Annual Meeting of Stockholders

The enclosed proxy is solicited on behalf of our board of directors for use at the annual meeting of stockholders to be held on Tuesday, November 22, 2005 at 3:00 p.m. (local time) or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying notice of annual meeting and any business properly brought before the annual meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the annual meeting. This proxy statement, accompanying letter to stockholders, notice of annual meeting and proxy card are being mailed to stockholders entitled to vote at the annual meeting on or about October 25, 2005. Unless the context requires otherwise, references to “we”, “us”, “our” and “Torrent” refer to Torrent Energy Corporation.

GENERAL INFORMATION

Annual and Quarterly Reports

Our annual report on Form 10-KSB for the year ended March 31, 2005 and our quarterly report on Form 10-QSB for the quarter ended June 30, 2005 are enclosed with this proxy statement.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.001 par value per share as of the close of business on October 19, 2005, being the record date. Your shares can be voted at the annual meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of shares of common stock at the close of business on the record date will be entitled to receive notice of and vote at the annual meeting. At the annual meeting, each of the shares of common stock represented at the meeting will be entitled to one vote on each matter properly brought before the annual meeting. On the record date, there were 24,748,293 shares of common stock issued and outstanding.

In order to carry on the business of the annual meeting, we must have a quorum. Under our bylaws, stockholders representing a majority of the issued and outstanding shares entitled to vote, either present in person or by proxy, constitute a quorum.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of proposals 1, 2 and 3 and at their discretion on any other matters that may properly come before the annual meeting. Our board knows of no other business that will be presented for consideration at the annual meeting. As no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the annual meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Computershare Trust Company, Inc., 350 Indiana Street, Suite 800, Golden, Colorado, 80401, at any time up to and including the last business day preceding the day of the annual meeting, or any adjournment thereof, or with the chairman of the annual meeting on the day of the annual meeting. Attendance at the annual meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on October 19, 2005 are entitled to one vote for each share of common stock held on all matters to be voted upon at the annual meeting. You may vote in person or by completing and mailing the enclosed proxy card. Alternatively, you may vote by telephone or internet, by following the instructions set out on the reverse side of the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the annual meeting, and not revoked or superseded, will be voted at the annual meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the annual meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of common stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the shares of common stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

PROPOSAL 1

ELECTION OF DIRECTORS

Our bylaws provide for our board of directors the authority to establish, increase or decrease the number of directors. Our company must consist of at least one director and no more than seven directors. We currently operate with a board of three directors. The nominees for election at the annual meeting to fill the positions on the board are Mark Gustafson, John D. Carlson and George L. Hampton III. If elected, the nominees will serve as directors until the next annual meeting of stockholders, or until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

The Board of Directors unanimously recommends a vote “FOR” the nominees, Mark Gustafson, John D. Carlson and George L. Hampton III.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT AUDITOR

We engaged Ernst & Young LLP to complete the audit of our financial statements for the fiscal year ended March 31, 2005. On May 2, 2005, Moore Stephens Ellis Foster Ltd. completed a transaction with Ernst & Young LLP which to our knowledge resulted in the resignation of substantially all of the personnel at Moore Stephens Ellis Foster Ltd. on May 2, 2005 and the association of those persons, as of May 3, 2005, with Ernst & Young LLP. As a result, the audit personnel that performed audit services for our company while they were associated with Moore Stephens Ellis Foster Ltd. continued to provide those same audit services to our company from and after May 3, 2005, at which date they associated with Ernst & Young LLP. We are advised that Moore Stephens Ellis Foster Ltd. resigned as our auditors effective upon consummation of this transaction. Although we did not formally engage Ernst & Young LLP as our auditor until we became aware of the nature and effect of this transaction, our board of directors has approved the change of accountants to Ernst & Young LLP, an independent registered firm of Certified Public Accountants.

The board has selected Ernst & Young LLP as our independent auditors for the fiscal year ended March 31, 2005, and has further directed that management submit the appointment of independent auditors for ratification by the stockholders at the annual meeting.

Stockholder ratification of the appointment of Ernst & Young LLP as our independent auditors is not required by our bylaws or otherwise. However, the board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the board will reconsider whether or not to retain that firm. Even if the selection is ratified, the board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the board determines that such a change would be in the best interests of our company and its stockholders.

Our board has considered and determined that the services provided by Ernst & Young LLP are compatible with maintaining the principal accountant’s independence.

Representatives of Ernst & Young LLP are not expected to be present at the annual meeting.

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ended March 31, 2005.

PROPOSAL 3

APPROVAL OF AMENDED 2005 EQUITY INCENTIVE PLAN

Our company currently has an equity incentive plan that was approved by our board of directors on March 17, 2005. The plan reserved 2,000,000 shares of our common stock for issuance pursuant to incentive stock options granted under the plan.

On August 26, 2005, the board approved an amendment to its 2005 equity incentive plan, a copy of which is attached hereto as Schedule “A”. The amended plan increases the maximum number of shares of common stock reserved for issuance from 2,000,000 to 2,500,000 shares of common stock. This number of shares includes previously granted options to purchase up to 1,900,000 shares of common stock, subject to the approval of the stockholders of the amended plan.

The amended plan will govern the granting of options to our executives, employees and outside consultants and advisors. The purpose of the amended plan is to provide long-term performance incentives to those key employees and consultants of our company and our subsidiaries who are largely responsible for the management, growth and protection of the business of our company and our subsidiaries. Our board of directors believes that it is in the best interests of our company to approve the amended plan, so that we can continue to attract and retain the services of those persons essential to our growth and financial success.

The Board of Directors unanimously recommends a vote “FOR” the Amended 2005 Equity Incentive Plan.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, positions and ages of our current executive officers and directors. All of our directors serve until the next annual meeting of stockholders or until their successors are elected and qualify. The board of directors appoints officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the board of directors.

Name	Position Held with our Company	Age	Date First Elected or Appointed
Mark Gustafson	President, Chief Executive Officer, acting Chief Financial Officer and Director	45	September 21, 2004
John D. Carlson	Director	51	June 30, 2004
George L. Hampton III	Director	52	August 3, 2004

The following is a brief biographical summary for each person nominated for election to the board.

Mark Gustafson, President, Chief Executive Officer, Acting Chief Financial Officer and Director

Mark Gustafson has been our president, chief executive officer, acting chief financial officer and a director since September 2004. In June 2005, Mr. Gustafson was appointed the president, chief executive officer and a director of Triangle Petroleum Corporation, a conventional oil and gas company located in Calgary, Alberta, Canada which trades on the National Association of Securities Dealers Inc. OTC Bulletin Board under the symbol “TPLM”. Mr. Gustafson currently devotes approximately 50% of his time to our company and the remaining 50% of his time towards Triangle Petroleum Corporation and his other projects.

From April 1999 to August 2004, Mr. Gustafson was president of MGG Consulting, a private consulting firm. While at MGG Consulting, Mr. Gustafson provided consulting services to investment banks, oil and gas companies, and was a contract chief financial officer to several private companies. From August 1997 to March 1999, Mr. Gustafson was president, chief executive officer and a director of Total Energy Services Ltd., a Calgary-based oilfield rental and gas compression company. Mr. Gustafson is a chartered accountant and received a bachelor’s degree in business administration from Wilfrid Laurier University in 1981.

John D. Carlson, Director

John D. Carlson has been a director since June 2004 and chief operating officer of our company’s wholly-owned subsidiary, Methane Energy Corp., since May 2005. Mr. Carlson was also appointed a director of Triangle Petroleum Corporation in June 2005. Mr. Carlson currently devotes approximately 90% of his time to our company and the remaining 10% of his time towards Triangle Petroleum Corporation and his other projects. From February 2004 to July 2004, Mr. Carlson was president and a director of Pacific Rodera Energy Inc., a Calgary-based oil and gas exploration and development company. From September 2003 to January 2004, Mr. Carlson was vice president, operations for Pacific Rodera Energy Inc. From September 2001 to December 2003, Mr. Carlson was president of Samson Oil and Gas Inc., a Hobbema, Alberta-based oil and gas exploration and development company and was also general manager from January 2001 to August 2001. From 1984 to 2000, Mr. Carlson was an associate and senior petroleum engineer for Sproule Associates, Ltd. Mr. Carlson is a registered professional engineer and received a bachelor of science degree in civil engineering from the University of Calgary in 1977.

George L. Hampton III, Director

George L. Hampton III has been a director since August 2004. From 1994 to 1997, and from 2000 to present, Mr. Hampton has been a partner of GeoTrends-Hampton International, LLC, a coalbed methane exploration company based out of the Pacific Northwest. From 1998 to May 2005, Mr. Hampton was a member and geologic consultant for Hampton, Waechter & Associates, LLC, a Denver, Colorado-based geological company. Since June 1986, Mr. Hampton has been president and chief geological consultant for Hampton & Associates, Inc., a Denver, Colorado-based coalbed methane exploration company. From April 1998 to April 1999, Mr. Hampton was project manager and senior geologist for Pennaco Energy Corporation, a Denver, Colorado-based coalbed methane exploration company. From 1996 to 1997, Mr. Hampton was chief geologist for Thermal Energy Corporation, a Tulsa, Oklahoma-based coalbed methane exploration company. From 1995 to 2001, Mr. Hampton was founding partner and technical manager of Cairn Point Publishing, Inc., a Denver, Colorado-based publishing company that published International Coal Seam Gas Directory (1996) and The International Coal Seam Gas Report (1997). Mr. Hampton has written and co-written a half-dozen articles on coalbed methane exploration and has provided testimony before several state oil and gas commissions. Mr. Hampton received a bachelor of science degree in geology from Brigham Young University in 1977 and a masters degree in geology from Brigham Young University in 1979.

Significant Employees

The following table sets forth the names, positions and ages of the current significant employees of our subsidiary, Methane Energy Corp.

Name	Position Held with our Subsidiary, Methane Energy Corp.	Age	Date First Elected or Appointed
Steve Pappajohn	President and Director	52	April 30, 2004
Thomas Deacon(1)	Vice President, Land, Director, Chief Financial Officer	63	June 4, 2004 December 17, 2004 April 15, 2005
Tom Kerestes	Vice President, Operations	47	April 15, 2005
Mark Gustafson(2)	Director	45	December 17, 2004
John D. Carlson	Chief Operating Officer	51	April 25, 2005
(1)	Mr. Deacon is also the president, secretary and a director of our subsidiary, Cascadia Energy Corp.
(2)	Mr. Gustafson was the chief financial officer of Methane Energy Corp. from October 18, 2004 to April 15, 2005.

The following is a brief biographical summary for each significant employee of our subsidiary, Methane Energy Corp.

Steve Pappajohn, President and Director

Steve Pappajohn has been the president and a director of Methane since April 2004. He has over of 25 years experience in the oil and gas industry. From 1978 to 1984, Mr. Pappajohn worked as an exploration geologist with Amoco Oil & Gas Corp. He then founded GeoTrends, Inc. in 1984 and currently consults to various companies such as Texaco, Amoco, Washington Natural Gas, etc. Mr. Pappajohn has been actively involved with the Coos County coalbed methane project since the mid-1980s. In 1995, he joined forces with George L. Hampton III to form GeoTrends-Hampton International, LLC to develop unconventional energy projects, including the Coos Bay prospect. Mr. Pappajohn received a bachelor of arts in secondary education from the University of Hartford in 1974 and a master of science in geology from San Diego State University in 1979.

Thomas Deacon, Chief Financial Officer, Vice President, Land and Director

Mr. Deacon has been vice president of land of Methane since June 2004, as well as chief financial officer since April 2005 and a director since December 2004. He has over 35 years experience in the oil and gas industry. From 1969 to 1980, he was a landman with Pacific Enterprises, a natural gas distribution company, and a land manager with MCOR Oil and Gas Corp., an exploration and development company, from 1980 to 1985. Mr. Deacon operated as an independent oil and gas consultant from 1985 to 1987. He worked for Washington Energy Company from 1987 to 1997 in various executive capacities including vice president - land & acquisitions, vice president - corporate services and vice president - regional operations. Since 1997, Mr. Deacon has been working as a consultant facilitating the sale and purchase of oil and gas properties, and in 2003 joined forces with George L. Hampton III and Steve Pappajohn in GeoTrends-Hampton International, LLC. Mr. Deacon has also been the president, secretary and a director of our wholly-owned subsidiary, Cascadia Energy Corp. since June 2005. Mr. Deacon received a bachelor of business management and a minor in labor relations from Loyola University of Los Angeles in 1970.

Tom Kerestes, Vice President, Operations

Mr. Kerestes has been vice president, operations of Methane since May 2005 and he is directly responsible for Methane’s drilling program in Coos Bay, Oregon. He has 25 years of experience as a results-oriented drilling engineer/superintendent with technical and operational knowledge over all facets of drilling and completion. He commenced his career with Gulf Canada Resources as a drilling technologist, then as a wellsite drilling supervisor from 1980 to 1986. Mr. Kerestes worked as a wellsite drilling supervisor for Pajak Engineering from 1986 to 1987, then as a senior drilling/completion technologist for Co-Enerco from 1987 to 1990. From 1987 to June 1996, he worked as a drilling superintendent for Penzoil Canada Inc. and as a drilling manager for Beau Canada Exploration Ltd. from June 1996 to June 1998. Mr. Kerestes then worked as a drilling engineer for Post Energy Corporation from June 1998 to July 2001, and as a drilling superintendent for Husky Energy from August 2001 to March 2002. From March 2002 to July 2003, he worked as a drilling superintendent for Keywest Energy Corp and as a drilling manager for Atlas Energy Ltd. from July 2003 to January 2005. Just prior to joining Methane, he was a drilling superintendent for Compton Petroleum Corp. Mr. Kerestes graduated in 1980 from the Northern Alberta Institute of Technology from its mechanical industrial engineering technology program.

Family Relationships

There are no family relationships among our directors or officers.

Involvement in Certain Legal Proceedings

Our directors, executive officers and control persons have not been involved in any of the following events during the past five years:

(1)	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
(2)	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
(3)

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(4)

being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Audit Committee Financial Expert

Our board of directors has determined that it does not have a member of its audit committee that qualifies as an “audit committee financial expert” as defined in Item 401(e) of Regulation S-B, and is “independent” as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that the members of our board of directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. In addition, we believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any revenues to date.

Identification of the Audit Committee

Currently our only standing committee of our board is our audit committee. Our audit committee is made up of all of the current directors of our company. The function of the audit committee is to meet with our independent auditors at least annually to review, upon completion of the annual audit, financial results for the year, as reported in our financial statements; recommend to the board the independent auditors to be retained; review the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid therefore; assist and interact with the independent auditors in order that they may carry out their duties in the most efficient and cost effective manner; and review and approve all professional services provided to us by the independent auditors and considers the possible effect of such services on the independence of the auditors.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

The following tables set forth certain information regarding our chief executive officer and each of our most highly-compensated executive officers whose total annual salary and bonus for the fiscal years ending March 31, 2005, 2004 and 2003 exceeded $100,000:

SUMMARY COMPENSATION TABLE
		Annual Compensation			Long Term Compensation (1)
					Awards		Payouts
Name & Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compen-sation	Restricted Stock Awards ($)	Options SARs (#)	LTIP Payouts ($)	All Other Compen- sation

Mark Gustafson(1) President, Chief Executive Officer and Acting Chief Financial Officer	2005 2004 2003	60,990 - -	- - -	2,500(2) - -	- - -	940,000(3)(4) - -	- - -	- - -
Thomas E. Mills(5) President, Chief Executive Officer, Chief Financial Officer and Secretary	2005 2004 2003	- - -	- - -	- 19,804(6) 22,930(6)	- - -	- - -	- - -	- - -
(1)

Mark Gustafson became our president, chief executive officer, acting chief financial officer and a director on September 21, 2004. On December 17, 2004, we entered into a consulting agreement with MGG Consulting (wholly-owned by Mr. Gustafson), to provide for services as our president, chief executive officer and acting chief financial officer. We agreed to pay MGG Consulting $8,000 per month commencing December 1, 2004 unless terminated at any time by either party upon written notice. We then entered into a consulting agreement with MGG Consulting on January 1, 2005 whereby the agreement was revised to pay MGG Consulting the sum of $1,000 per day commencing January 1, 2005. Effective April 1, 2005, our board approved an addendum to the consulting agreement whereby MGG Consulting would be paid the sum of $800 per day instead of $1,000 per day.

(2)	Mark Gustafson was paid a quarterly retainer of $2,500 commencing January 1, 2005 as compensation for acting as a director of our company.
(3)

We granted to Mr. Gustafson stock options to purchase up to 400,000 shares of our common stock on April 1, 2005 as compensation for services as our president, chief executive officer and acting chief financial officer. The options are exercisable at a price of $1.25 per share until April 1, 2010. These options vest over 18 months, as to 25% immediately and 25% every six months until September 17, 2006.

(4)

We granted to Mark Gustafson stock options to purchase up to 540,000 shares of our common stock on May 7, 2004 as compensation for consulting services provided to our company prior to becoming our president, chief executive officer, acting chief financial officer and a director. The options are exercisable at a price of $0.10 per share until May 7, 2009. All of these options have been exercised.

(5)	Thomas Mills resigned as our president, chief executive officer, chief financial officer, secretary and a director effective September 21, 2004.
(6)	The other annual compensation represents consulting fees. In February 2004, Mr. Mills released us of all debt resulting from the accrued consulting fees during fiscal years 2003 and 2004.

Stock Options and SARS

During the fiscal year ended March 31, 2005, we granted the following stock options to our executive officers:

Name	Number of Securities Underlying Options/SARS Granted	% of Total Options/SARS Granted to Employees in Fiscal Year(1)	Exercise Price ($/Share)	Expiration Date
Mark Gustafson, President, Chief Executive Officer, Acting Chief Financial Officer and Director	540,000(2) 400,000(3)	72.97% 54.05%	$0.10 $1.25	May 7, 2009 April 1, 2010
(1)

The total number of options outstanding as at March 31, 2005 was 740,000, which was arrived at by calculating the net total number of new options awarded to employees during the fiscal year ended March 31, 2005.

(2)

Mark Gustafson was granted options to purchase 540,000 shares of our common stock as compensation for consulting services provided to our company prior to becoming our president, chief executive officer, acting chief financial officer and a director. All of these options have been exercised.

(3)

Mark Gustafson was granted options to purchase 400,000 shares of our common stock as compensation for services as our president, chief executive officer and acting chief financial officer. These options vest over 18 months from the date of grant on April 1, 2005 as to 25% immediately and 25% every six months until September 6, 2006.

Aggregate Option/SAR Exercises and Fiscal Year-End Option/SAR Value

During the fiscal year ended March 31, 2005, the following stock options were exercised by our executive officers:

Name	Number of Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options/SARs at March 31, 2005	Value of Unexercised In-the-Money Options/SARs at March 31, 2005
Mark Gustafson, President, Chief Executive Officer, Acting Chief Financial Officer and Director	540,000(1)	$221,700	Nil	Nil
(1)

These stock options were granted to Mark Gustafson as compensation for consulting services provided to our company and prior to Mr. Gustafson becoming our president, chief executive officer, acting chief financial officer and a director.

Long-Term Incentive Plans

We have no long-term incentive plans.

Compensation of Directors

Except as noted below, we have no formal plan for compensating our directors for their service in their capacity as directors, although such directors are expected in the future to receive stock options to purchase shares of common stock as awarded by our board of directors. On December 17, 2004, our board of directors approved a resolution to pay our directors a quarterly retainer of $2,500 commencing January 1, 2005. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

Employment Contracts and Termination of Employment and Change in Control Arrangements

We employ Mark Gustafson, our president, chief executive officer, acting chief financial officer and a director pursuant to a consulting agreement dated December 17, 2004 between our company and MGG Consulting, a company that is wholly-owned by Mr. Gustafson. We agreed to pay MGG Consulting $8,000 per month commencing December 1, 2004 unless terminated at any time by either party upon written notice. We then entered into a consulting agreement with MGG Consulting on January 1, 2005 whereby the agreement was revised to pay MGG Consulting the sum of $1,000 per day commencing January 1, 2005. Effective April 1, 2005, our board approved an addendum to the consulting agreement whereby MGG Consulting would be paid the sum of $800 per day instead of $1,000 per day.

Prior to Mr. Gustafson becoming our president, chief executive officer, acting chief financial officer and a director, we had entered into a consulting agreement dated February 16, 2004 with MGG Consulting where we granted 490,000 options to Mr. Gustafson as compensation for acting as a consultant to our company. All of these options have been exercised. We entered into a consulting agreement dated March 24, 2004 with MGG Consulting where we granted 320,000 options to Mr. Gustafson as compensation for acting as a consultant to our company. We also granted to Mr. Gustafson stock options to purchase up to 540,000 shares of our common stock on May 7, 2004 as compensation for consulting services provided to our company. All of these options have been exercised.

We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment as a result of resignation, retirement, change of control or a change of responsibilities following a change of control, where the value of such compensation exceeds $100,000 per executive officer.

Report on Repricing of Options/SARs

Not applicable.

INDEPENDENT PUBLIC ACCOUNTANTS

Audit Fees

Our current and former independent public accountants, Ernst & Young LLP and Moore Stephens Ellis Foster Ltd., provided audit and other services during the fiscal years ended March 31, 2005 and 2004 as follows:

	Ernst & Young LLP Fiscal 2005(1)	Moore Stephens Ellis Foster Ltd. Fiscal 2005(1)	Moore Stephens Ellis Foster Ltd. Fiscal 2004(1)
Audit Fees	$18,487	$17,036	$16,310
Audit-Related Fees	Nil	Nil	Nil
Tax Fees	Nil	Nil	Nil
All Other Fees	Nil	Nil	Nil
Total Fees	$18,487	$17,036	$16,310
(1)

Subsequent to the fiscal year ended March 31, 2005, Moore Stephens Ellis Foster Ltd. amalgamated with Ernst & Young LLP who completed the audit of our annual financial statements for the fiscal year ended March 31, 2005. Herein reference to Ernst & Young LLP denotes services provided by Ernst & Young LLP for the fiscal year ended March 31, 2005 and Moore Stephens Ellis Foster Ltd. for the fiscal year ended March 31, 2004.

Audit Fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with Securities and Exchange Commission filings.

Audit-Related Fees. This category includes assurance and related services that are reasonably related to the performance of the audit or review of the financial statements that are not reported under Audit Fees, and describes the nature of the services comprising the fees disclosed under this category.

Tax Fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning, and describes the nature of the services comprising the fees disclosed under this category.

All Other Fees. This category includes products and services provided by the principal accountant, other than the services reported under Audit Fees, Audit-Related Fees or Tax Fees.

We do not use Ernst & Young LLP for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Ernst & Young LLP to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules requiring that, before Ernst & Young LLP is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

- approved by our audit committee (which consists of our entire board of directors); or

- entered into pursuant to pre-approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee’s responsibilities to management.

The audit committee pre-approves all services provided by our independent auditors. The pre-approval process has just been implemented in response to the new rules, and therefore, the audit committee does not have records of what percentage of the above fees were pre-approved. However, all of the above services and fees were reviewed and approved by the audit committee either before or after the respective services were rendered.

The audit committee has considered the nature and amount of fees billed by Ernst & Young LLP and believes that the provision of services for activities unrelated to the audit is compatible with maintaining Ernst & Young LLP’s independence.

COMPENSATION PLANS

Our company currently has an equity incentive plan that was approved by our board on March 17, 2005. The plan reserved 2,000,000 shares of our common stock for issuance pursuant to incentive stock options granted under the plan.

On August 26, 2005, the board approved an amendment to its 2005 equity incentive plan, a copy of which is attached hereto as Schedule “A”. The amended plan increases the maximum number of shares of common stock reserved for issuance from 2,000,000 to 2,500,000 shares of common stock. This number of shares includes previously granted options to purchase up to 1,900,000 shares of common stock, subject to the approval of the stockholders of the amended plan.

The amended plan will govern the granting of options to our executives, employees and outside consultants and advisors. The purpose of the amended plan is to provide long-term performance incentives to those key employees and consultants of our company and our subsidiaries who are largely responsible for the management, growth and protection of the business of our company and our subsidiaries. Our board of directors believes that it is in the best interests of our company to approve the amended plan, so that we can continue to attract and retain the services of those persons essential to our growth and financial success.

The following table provides a summary of the number of options granted under our amended plan:

New Plan Benefits

Amended 2005 Equity Incentive Plan

Name and Position	Dollar Value ($)	Number of Options
Mark Gustafson, President, Chief Executive Officer, Acting Chief Executive Officer and Director; Director of our subsidiary, Methane Energy Corp.	$500,000	400,000(1)
John D. Carlson, Director; Chief Operating Officer of our subsidiary, Methane Energy Corp.	$250,000	200,000(1)
George L. Hampton III, Director; Vice President, Exploration of our subsidiary, Methane Energy Corp.	$250,000	200,000(1)

Thomas Deacon, Chief Financial Officer, Vice President, Land and Director of our subsidiary, Methane Energy Corp.; President, Secretary and Director of our subsidiary, Cascadia Energy Corp.	$250,000	200,000(1)
Steve Pappajohn, President and Director of our subsidiary, Methane Energy Corp.	$250,000	200,000(1)
Tom Kerestes, Vice President, Operations of our subsidiary, Methane Energy Corp.	$375,000	300,000(2)
Alan Neim, Consultant	$80,000	40,000(3)
Russell Ralls, Consultant	$80,000	40,000(3)
Walter Johnson, Consultant	$80,000	40,000(3)
Loran Wiese, Project Manager of our subsidiary, Methane Energy Corp.	$80,000	40,000(3)
Roger Canady, Consultant	$80,000	40,000(3)
Highlands Capital, Inc.(1), Employee	$166,000	200,000(4)
David J. May, Vice President, Exploration of our subsidiary, Methane Energy Corp.	$500,000	250,000(5)
Executive Group	$500,000	400,000
Non-Executive Director Group	$500,000	400,000
Non-Executive Officer Employee Group	$1,941,000	1,350,000
(1)

This figure represents options granted on April 1, 2005 at an exercise price of $1.25 per share, which vest as to 25% immediately, and 25% every six months so that all options vest by September 17, 2006.

(2)	This figure represents options granted on May 1, 2005 at an exercise price of $1.25 per share, which vest as to 25% immediately, and 25% every six months so that all options vest by November 1, 2006.
(3)	This figure represents options granted on June 2, 2005 at an exercise price of $2.00 per share, which vest as to 25% immediately, and 25% every six months so that all options vest by December 2, 2006.
(4)

This figure represents options granted on October 1, 2004 to Highlands Capital, Inc. (formerly BBN Corporate Communications), a company wholly-owned by Bruce Nurse, a consultant of our company, in connection with an Agreement for Services, at an exercise price of $0.83 per share, which vest as to 25% immediately, and 25% every three months so that all options vest by July 1, 2005. These options were originally granted outside of the amended plan; however, they were amended by a stock option and subscription agreement dated July 1, 2005 so that the options are included under the amended plan.

(5)

This figure represents options granted on October 15, 2005 at an exercise price of $2.00 per share, which vest as to 25% immediately, and 25% every six months so that all options vest by April 15, 2007.

STOCKHOLDER PROPOSALS TO BE PRESENTED

AT NEXT ANNUAL MEETING

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2006 proxy statement, your proposal must be received by us no later than October 15, 2006 and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2006 annual meeting, you must comply with the procedures contained in our Amended and Restated Bylaws and you must notify us in writing and such notice must be delivered to or received by our President no later than October 15, 2006. While the board will consider stockholder proposals, we reserve the right to omit from our 2006 proxy statement stockholder proposals that is not required to be included under the Exchange Act, including Rule 14a-8 of the Exchange Act.

You may write to the President of our company at our principal offices at 600 – 666 Burrard Street, Vancouver, British Columbia, Canada V6C 2X8, to deliver the notices discussed above and for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

ANNUAL REPORT AND QUARTERLY REPORT

Our annual report on Form 10-KSB for the year ended March 31, 2005 and our quarterly report on Form 10-QSB for the quarter ended June 30, 2005 are enclosed with this proxy statement.

OTHER BUSINESS

In addition to the matters to be voted upon by the stockholders of our common stock, we will receive and consider both the Report of the Board to the Stockholders, and the audited financial statements of our company for the fiscal year ended March 31, 2005, together with the auditors report thereon, and the interim unaudited financial statements of our company for the quarter ended June 30, 2005. These matters do not require stockholder approval, and therefore stockholders will not be required to vote upon these matters.

The board knows of no other business that will be presented for consideration at the annual meeting. If other matters are properly brought before the annual meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the board may adjourn the annual meeting to a later date and solicit additional proxies. If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the Board of Directors,

/s/ Mark Gustafson

Mark Gustafson

President, Chief Executive Officer,

Acting Chief Financial Officer and Director

Dated: October 19, 2005

Vancouver, British Columbia, Canada

SCHEDULE PURVI1#147;APURVI1#148;

TORRENT ENERGY CORPORATION

AMENDED 2005 EQUITY INCENTIVE PLAN

1.	Purpose of the Plan

The purpose of the Torrent Energy Corporation Amended 2005 Equity Incentive Plan (the “Plan”) is to further the interests of Torrent Energy Corporation (the “Company”) and its shareholders by providing long-term performance incentives to those key employees and consultants of the Company and its Subsidiaries who are largely responsible for the management, growth and protection of the business of the Company and its Subsidiaries.

2.	Definitions

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)

“Award” means any Option, Performance Unit, SAR (including a Limited SAR), Restricted Stock, Stock granted as a bonus or in lieu of other awards, other Stock-Based Award, Tax Bonus or other cash payments granted to a Participant under the Plan.

(b)	“Award Agreement” shall mean the written agreement, instrument or document evidencing an Award.
(c)	“Code” means the Internal Revenue Code of 1986, as amended from time to time.
(d)	“Committee” has the meaning attributed to it in Section 3, below.
(e)

“Continuing Director” means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of such Board on the effective date of the Plan or (ii) was nominated for election or elected to such Board with the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

(f)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(g)

“Fair Market Value” means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee in good faith and in accordance with applicable law. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall mean the mean of the high and low sales prices of Stock on the relevant date as reported on the stock exchange or market on which the Stock is primarily traded, or if no sale is made on such date, then the Fair Market Value is the weighted average of the mean of the high and low sales prices of the Stock on the next preceding day and the next succeeding day on which such sales were made, as reported on the stock exchange or market on which the Stock is primarily traded.

(h)	“ISO” means any Option designated as an incentive stock option within the meaning of Section 422 of the Code.
(i)	“Limited SAR” means an SAR exercisable only for cash upon an event specified by the Committee.

(j)

“Option” means a right granted to a Participant pursuant to Section 6(b) of this Agreement to purchase Stock at a specified price during specified time periods. An Option may be either an ISO or a nonstatutory Option (an Option not designated as an ISO).

	(k)	“Participant” means those persons receiving Awards as contemplated in Section 3 of this Agreement.
(l)

“Performance Unit” means a right granted to a Participant pursuant to Section 6(c) of this Agreement to receive a payment in cash equal to the increase in the book value of the Company during specified time periods if specified performance goals are met.

	(m)	“Restricted Stock” means Stock awarded to a Participant pursuant to Section 6(d) of this Agreement that may be subject to certain restrictions and to a risk of forfeiture.
	(n)	“Stock” means the common shares of the Company.
(o)

“Stock-Based Award” means a right that may be denominated or payable in, or valued in whole or in part by reference to the market value of, Stock, including, but not limited to, any Option, SAR (including a Limited SAR), Restricted Stock, Stock granted as a bonus or Awards in lieu of cash obligations.

(p)

“SAR” or “Stock Appreciation Right” means the right granted to a Participant pursuant to Section 6(e) of this Agreement to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right, with payment to be made in cash, Stock or as specified in the Award, as determined by the Committee.

(q)

“Subsidiary” shall mean any corporation, partnership, joint venture or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

(r)

“Tax Bonus” means a payment in cash in the year in which an amount is included in the gross income of a Participant in respect of an Award of an amount equal to the federal, foreign, if any, and applicable state and local income and employment tax liabilities payable by the Participant as a result of (i) the amount included in gross income in respect of the Award and (ii) the payment of the amount in clause (i) and the amount in this clause (ii). For purposes of determining the amount to be paid to the Participant pursuant to the preceding sentence, the Participant shall be deemed to pay federal, foreign, if any, and state and local income taxes at the highest marginal rate of tax imposed upon ordinary income for the year in which an amount in respect of the Award is included in gross income, after giving effect to any deductions therefrom or credits available with respect to the payment of any such taxes.

3.	Administration of the Plan

The Plan shall be administered by the Board of Directors of the Company or, at the discretion of the Board, by a committee which may be comprised of one or more members of the Board. Any such committee designated by the Board, and the Board itself acting in its capacity as administrator of the Equity Incentive Plan, is referred to herein as the “Committee.” After any such designation, no member of the Committee while serving as such shall be eligible for participation in the Plan unless such member discloses their interest and abstains from voting on their Award. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, employees, Participants, persons claiming rights from or through Participants and stockholders of the Company.

Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion (a) to select the key employees and consultants who will receive Awards pursuant to the Plan (“Participants”), (b) to determine the type or types of Awards to be granted to each Participant, (c) to determine the number

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of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to transferability or forfeiture, exercisability or settlement of an Award and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award; (d) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards or other property, or an Award may be cancelled, forfeited, or surrendered; (e) to determine whether, and to certify that, performance goals to which the settlement of an Award is subject are satisfied; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (g) to make all other determinations as it may deem necessary or advisable for the administration of the Plan. The Committee may delegate to officers or managers of the Company or any Subsidiary or to unaffiliated service providers the authority, subject to such terms as the Committee shall determine, to perform administrative functions and to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3, Section 162(m) of the Code and applicable law.

4.	Participation in the Plan

Participants in the Plan shall be selected by the Committee from among the key employees and consultants of the Company and its Subsidiaries, provided, however, that only key employees shall be eligible to receive ISOs under the Plan.

5.	Plan Limitations; Shares Subject to the Plan
(a) Subject to the provisions of Section 8(a) hereof, the aggregate number of shares of Stock available for issuance as Awards under the Plan shall not exceed 2,500,000 shares.
(b)

Subject to the provisions of Section 8(a) hereof, the aggregate number of Performance Units which may be awarded under the Plan shall not exceed 2,500,000. If any Performance Units awarded under the Plan shall be forfeited or cancelled, such Performance Units shall thereafter be available for award under the Plan.

No Award may be granted if the number of shares to which such Award relates, when added to the number of shares previously issued under the Plan and the number of shares which may then be acquired pursuant to other outstanding, unexercised Awards, exceeds the number of shares available for issuance pursuant to the Plan. If any shares subject to an Award are forfeited or such Award is settled in cash or otherwise terminates for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, or termination, again be available for Awards under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award.

6.	Awards
(a)

General. Awards may be granted on the terms and conditions set forth in this Section 6 of this Agreement. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(a) of this Agreement), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant; provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed. All Awards shall be evidenced by an Award Agreement.

3

(b)	Options. The Committee may grant Options to Participants on the following terms and conditions:
(i)

Exercise Price. The exercise price of each Option shall be determined by the Committee at the time the Option is granted, but (except as provided in Section 7(a) of this Agreement) the exercise price of any ISO shall not be less than the Fair Market Value (110% of the Fair Market Value in the case of a 10% shareholder, within the meaning of Section 422(c)(5) of the Code) of the shares covered thereby at the time the Option is granted.

(ii)

Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, whether the exercise price shall be paid in cash or by the surrender at Fair Market Value of Stock, or by any combination of cash and shares of Stock, including, without limitation, cash, Stock, other Awards, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

(iii)

Incentive Stock Options. The terms of any Option granted under the Plan as an ISO shall comply in all respects with the provisions of Section 422 of the Code, including, but not limited to, the requirement that no ISO shall be granted more than ten years after the effective date of the Plan.

(c)	Performance Units. The Committee is authorized to grant Performance Units to Participants on the following terms and conditions:
(i)

Performance Criteria and Period. At the time it makes an award of Performance Units, the Committee shall establish both the performance goal or goals and the performance period or periods applicable to the Performance Units so awarded. A performance goal shall be a goal, expressed in terms of growth in book value, earnings per share, return on equity or any other financial or other measurement deemed appropriate by the Committee, or may relate to the results of operations or other measurable progress of either the Company as a whole or the Participant’s Subsidiary, division or department. The performance period will be the period of time over which one or more of the performance goals must be achieved, which may be of such length as the Committee, in its discretion, shall select. Neither the performance goals nor the performance periods need be identical for all Performance Units awarded at any time or from time to time. The Committee shall have the authority, in its discretion, to accelerate the time at which any performance period will expire or waive or modify the performance goals of any Participant or Participants. The Committee may also make such adjustments, to the extent it deems appropriate, to the performance goals for any Performance Units awarded to compensate for, or to reflect, any material changes which may have occurred in accounting practices, tax laws, other laws or regulations, the financial structure of the Company, acquisitions or dispositions of business or Subsidiaries or any unusual circumstances outside of management’s control which, in the sole judgment of the Committee, alters or affects the computation of such performance goals or the performance of the Company or any relevant Subsidiary, division or department.

(ii)

Value of Performance Units. The value of each Performance Unit at any time shall equal the book value per share of the Company’s Stock, as such value appears on the consolidated balance sheet of the Company as of the end of the fiscal quarter immediately preceding the date of valuation.

(d)	Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

4

(i)

Restricted Period. Restricted Stock awarded to a Participant shall be subject to such restrictions on transferability and other restrictions for such periods as shall be established by the Committee, in its discretion, at the time of such Award, which restrictions may lapse separately or in combination at such times, under such circumstances, or otherwise, as the Committee may determine.

(ii)

Forfeiture. Restricted Stock shall be forfeitable to the Company upon termination of employment during the applicable restricted periods. The Committee, in its discretion, whether in an Award Agreement or anytime after an Award is made, may accelerate the time at which restrictions or forfeiture conditions will lapse or remove any such restrictions, including upon death, disability or retirement, whenever the Committee determines that such action is in the best interests of the Company.

(iii)

Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

(iv)

Rights as a Shareholder. Subject to the terms and conditions of the Award Agreement, the Participant shall have all the rights of a stockholder with respect to shares of Restricted Stock awarded to him or her, including, without limitation, the right to vote such shares and the right to receive all dividends or other distributions made with respect to such shares. If any such dividends or distributions are paid in Stock, the Stock shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which the Stock has been distributed.

(e)	Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:
(i)

Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which grant price (except as provided in Section 7(a) of this Agreement) shall not be less than the Fair Market Value of one share of Stock on the date of grant.

(ii)

Other Terms. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs may be granted on such terms, not inconsistent with this Section 6(e), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

(f)

Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company or Subsidiary obligations to pay cash or deliver other property under other plans or compensatory arrangements; provided that, in the case of Participants subject to Section 16 of the Exchange Act, such cash amounts are determined under such other plans in a manner that complies with applicable requirements of Rule 16b-3 so that the acquisition of Stock or Awards hereunder shall be exempt from Section 16(b) liability. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g)	Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Stock-Based Awards in addition to those provided in

5

Sections 6(b) and 6(d) through 6(e) hereof, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(g) shall be purchased for such consideration and paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine.

(h)

Cash Payments. The Committee is authorized, subject to limitations under applicable law, to grant to Participants Tax Bonuses and other cash payments, whether awarded separately or as a supplement to any Stock-Based Award. The Committee shall determine the terms and conditions of such Awards.

7.	Additional Provisions Applicable to Awards
(a)

Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary, or any business entity acquired by the Company or any Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to, or in tandem with other Awards or awards may be granted either as of the same time as, or a different time from, the grant of such other Awards or awards. The per share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Stock:

(i)

granted in substitution for an outstanding Award or award, shall be not less than the lesser of (A) the Fair Market Value of a share of Stock at the date such substitute Award is granted or (B) such Fair Market Value at that date, reduced to reflect the Fair Market Value at that date of the Award or award required to be surrendered by the Participant as a condition to receipt of the substitute Award; or

(ii)

retroactively granted in tandem with an outstanding Award or award, shall not be less than the lesser of the Fair Market Value of a share of Stock at the date of grant of the later Award or at the date of grant of the earlier Award or award.

(b)

Exchange and Buy Out Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, other Awards (subject to Section 7(a) of this Agreement), or other property based on such terms and conditions as the Committee shall determine and communicate to a Participant at the time that such offer is made.

(c)

Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee.

(d)

Term of Awards. The term of each Award shall, except as provided herein, be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO, or any SAR granted in tandem therewith, exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

(e)

Form of Payment. Subject to the terms of the Plan and any applicable Award Agreement, payments or transfers to be made by the Company or a Subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards, or other property (and may be made in a single payment or transfer, in instalments, or on a deferred basis), in each case determined in accordance with rules

6

adopted by, and at the discretion of, the Committee. (Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on instalments or deferred payments.) The Committee, in its discretion, may accelerate any payment or transfer upon a change in control as defined by the Committee. The Committee may also authorize payment upon the exercise of an Option by net issuance or other cashless exercise methods.

(f)

Loan Provisions. With the consent of the Committee, and subject at all times to laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

(g)

Awards to Comply with Section 162(m). The Committee may (but is not required to) grant an Award pursuant to the Plan to a Participant who, in the year of grant, may be a “covered employee,” within the meaning of Section 162(m) of the Code, which is intended to qualify as “performance-based compensation” under Section 162(m) of the Code (a “Performance-Based Award”). The right to receive a Performance-Based Award, other than Options and SARs granted at not less than Fair Market Value, shall be conditional upon the achievement of performance goals established by the Committee in writing at the time such Performance-Based Award is granted. Such performance goals, which may vary from Participant to Participant and Performance-Based Award to Performance-Based Award, shall be based upon the attainment by the Company or any Subsidiary, division or department of specific amounts of, or increases in, one or more of the following, any of which may be measured either in absolute terms or as compared to another company or companies: revenues, earnings, cash flow, net worth, book value, stockholders’ equity, financial return ratios, market performance or total stockholder return, and/or the completion of certain business or capital transactions. Before any compensation pursuant to a Performance-Based Award is paid, the Committee shall certify in writing that the performance goals applicable to the Performance-Based Award were in fact satisfied.

The maximum amount which may be granted as Performance-Based Awards to any Participant in any calendar year shall not exceed (i) Stock-Based Awards for 2,500,000 shares of Stock (whether payable in cash or stock), subject to adjustment as provided in Section 8(a) hereof, (ii) 2,500,000 Performance Units, (iii) a Tax Bonus payable with respect to the Stock-Based Awards described in clause (i) and Performance Units described in clause (ii), and (iv) cash payments (other than Tax Bonuses) of $1,000,000.

8.	Adjustments upon Changes in Capitalization; Acceleration in Certain Events
(a)

In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Stock or the book value of the Company such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock issuable in respect of outstanding Awards, (iii) the aggregate number and kind of shares of Stock available under the Plan, (iv) the number of Performance Units which may thereafter be granted and the book value of the Company with respect to outstanding Performance Units, and (v) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that no adjustment shall be made which would cause the Plan to violate Section

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422(b)(1) of the Code with respect to ISOs or would adversely affect the status of a Performance-Based Award as “performance-based compensation” under Section 162(m) of the Code.

(b)

In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding paragraph) affecting the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, no adjustment shall be made in any outstanding Performance-Based Awards to the extent that such adjustment would adversely affect the status of that Performance-Based Award as “performance-based compensation” under Section 162(m) of the Code.

9.	General Provisions
(a)

Changes to the Plan and Awards. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of the Company’s stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company’s stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the stockholders for approval; provided, however, that without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted and any Award Agreement relating thereto. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award.

The foregoing notwithstanding, any performance condition specified in connection with an Award shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion at any time in view of the Committee’s assessment of the Company’s strategy, performance of comparable companies, and other circumstances, except to the extent that any such adjustment to a performance condition would adversely affect the status of a Performance-Based Award as “performance-based compensation” under Section 162(m) of the Code.

Notwithstanding the foregoing, if the Plan is ratified by the stockholders of the Company at the Company’s 2005 Annual Meeting of Stockholders, then unless approved by the stockholders of the Company, no amendment will: (i) change the class of persons eligible to receive Awards; (ii) materially increase the benefits accruing to Participants under the Plan, or (iii) increase the number of shares of Stock or the number of Performance Units subject to the Plan.

(b)

No Right to Award or Employment. No employee or other person shall have any claim or right to receive an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Subsidiary.

(c)

Taxes. The Company or any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock or any payroll or other payment to a Participant amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include

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authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations.

(d)

Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participants to, any party, other than the Company or any Subsidiary, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an ISO) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

(e)

No Rights to Awards; No Stockholder Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

(f)

Discretion. In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the affect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any employee, the Company, any Subsidiary, any stockholder or any other person.

(g)	Effective Date. The effective date of the Plan is March 17, 2005.

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